SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K
                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


        Date of Report (Date of earliest event reported): March 21, 2001


                        PINNACLE WEST CAPITAL CORPORATION
             (Exact name of registrant as specified in its charter)


          Arizona                     1-8962                    86-0512431
(State or other jurisdiction        (Commission               (IRS Employer
      of incorporation)             File Number)          Identification Number)


400 North Fifth Street, P.O. Box 53999, Phoenix, Arizona        85072-3999
       (Address of principal executive offices)                 (Zip Code)


                                 (602) 250-1000
              (Registrant's telephone number, including area code)

                                      NONE
          (Former name or former address, if changed since last report)
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ITEM 7. FINANCIAL STATEMENT, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

     (c)  Exhibits.

     The Registrant hereby files the following Exhibits to its Registration Statement on Form S-3 (No. 333-52476) which was declared effective on January 11, 2001.

Exhibit No.    Description
-----------    -----------
1.1            Underwriting  Agreement  and  related Terms Agreement, each dated
               March 21, 2001, in connection with the offering of $300,000,000 of 6.40% Senior Notes due 2006.

4.1 First Supplemental Indenture dated as of March 15, 2001, relating to the issuance of $300,000,000 of 6.40% Senior Notes due 2006.

4.2            Specimen of Note of 6.40% Senior Notes due 2006.

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
                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                        PINNACLE WEST CAPITAL CORPORATION
                                                   (Registrant)


Dated: March 26, 2001                   By: Barbara M. Gomez
                                            ------------------------------------
                                            Barbara M. Gomez
                                            Treasurer

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